UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Klondex Mines Ltd. (the “Company”) held its annual and special meeting of shareholders (the “Meeting”) on May 4, 2017. At the Meeting, the Company’s shareholders voted on the following matters:

1.	Election of nominees to the board of directors of the Company;

2.	Appointment of PricewaterhouseCoopers LLP as auditors of the Company for the ensuing year and authorization of the directors to fix their remuneration;

3.	Approval of a non-binding advisory resolution on the Company's approach to executive compensation; and

4.	Approval of a non-binding advisory vote on the frequency of holding a non-binding advisory vote on the Company's approach to executive compensation.

1.

On the matter of the election of eight nominees, Rodney Cooper, Mark J. Daniel, James Haggarty, Richard J. Hall, Paul Huet, William Matlack, Charles Oliver and Blair Schultz, to the board of directors of the Company, each to hold office until the next annual meeting or until a successor is duly elected or appointed, the voting results were as follows:

Name	Shares Voted For	% Voted For	Shares Withheld	% Withheld
Rodney Cooper	109,191,463	(99.91%)	98,309	(0.09%)
Mark J. Daniel	107,559,471	(98.42%)	1,730,301	(1.58%)
James Haggarty	109,195,707	(99.91%)	94,065	(0.09%)
Richard J. Hall	105,400,596	(96.44%)	3,889,176	(3.56%)
Paul Huet	109,192,963	(99.91%)	96,809	(0.09%)
William Matlack	106,061,548	(97.05%)	3,228,224	(2.95%)
Charles Oliver	108,700,671	(99.46%)	589,101	(0.54%)
Blair Schultz	109,160,083	(99.88%)	129,689	(0.12%)

Number of broker non-votes (for each of the nominees listed above): 14,897,970

2.

On the matter of the appointment of PricewaterhouseCoopers LLP as auditors of the Company for the ensuing year and authorization of the directors to fix their remuneration, the voting results were as follows:

Outcome of Vote	Votes For	Votes Withheld
Carried	124,068,237	119,505
	(99.90%)	(0.10%)

Number of broker non-votes: 0

3.	On the matter of the approval of a non-binding advisory resolution on the Company's approach to executive compensation, the voting results were as follows:

Outcome of Vote	Votes For	Votes Against	Abstentions
Carried	108,805,388	335,173	149,211
	(99.56%)	(0.31%)	(0.14%)

Number of broker non-votes: 14,897,970

4.

On the matter of the approval of a non-binding advisory vote on the frequency of holding a non-binding advisory vote on the Company's approach to executive compensation, the voting results were as follows.

Outcome	1 Year	2 Years	3 Years	Abstentions
of Vote
1 Year	101,996,646	3,351,589	3,844,331	97,205
	(93.33%)	(3.07%)	(3.52%)	(0.09%)

Number of broker non-votes: 14,897,971

After considering these results, and consistent with its own recommendation, the board of directors of the Company has determined to provide the Company’s shareholders with an annual advisory vote on the Company’s approach to executive compensation until the next vote on the frequency of such advisory votes.

On May 5, 2017, the Company issued a press release announcing the voting results of the Meeting. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description

99.1	Press Release dated May 5, 2017

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: May 5, 2017	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 5, 2017